Operator Opening: Good day, and welcome to the ProPetro Holding Corp Fourth Quarter and full year 2025 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, ProPetro’s Vice President of Finance and Investor Relations. Please go ahead. Matt Augustine - Vice President, Finance and Investor Relations: Thank you, and good morning. We appreciate your participation in today’s call. With me are Chief Executive Officer, Sam Sledge; Chief Financial Officer, Caleb Weatherl; President & Chief Operating Officer, Adam Munoz, and President of PROPWR, Travis Simmering. This morning, we released our earnings results for the fourth quarter of 2025. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt. Good morning, everyone and thank you for joining us today. 2025 was a year that was defined by uncertainty across the broader energy markets. There was a significant slowdown in completions activity, as illustrated by our estimates that the Permian is operating with approximately 70 full-time frac fleets, down meaningfully from 90 to 100 fleets a year ago. This headwind was compounded by tariff impacts and OPEC+ production increases that added pressure to commodity prices throughout the year, affecting budgets and creating a more cautious operator mindset. Despite these dynamics, ProPetro continued to deliver both operationally and financially and generated strong free cash flow, particularly in the fourth quarter. Our legacy completions Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 1 EXHIBIT 99.3

business continues to generate sustainable free cash flow — even in this tough market environment — which gives us confidence as this business helps fuel the investments we are making in PROPWR — our future growth engine. Our solid fourth quarter performance underscores the industrialized nature of our completions business and the benefits of the technology and next generation equipment investments we have made over the last several years. While we expect market challenges to persist into 2026, we continue to control what we can and moved quickly by streamlining costs across the business, performing a granular analysis and taking decisive action. I’m proud of our team's ability to adapt quickly, rationalize costs and protect our asset base, thereby supporting our margins and competitiveness in the market. This will remain a key focus in 2026. ProPetro is a fundamentally strong company. We have low debt, first-class customers operating in the Permian Basin, a refreshed next-generation fleet and a team that continues to execute at a very high level. Even if challenging market conditions persist, our company’s unique attributes position us to continue performing. As we’ve said before, market cycles create opportunities, and with that we expect attrition among smaller and less-disciplined competitors that cannot sustain prolonged market weakness. We believe this dynamic will provide structural benefits for well-capitalized, next-generation operators like ProPetro. I also want to discuss the strategic actions we’re taking to support resilient financials. As a reminder, we currently have the majority of our active frac fleets under contract, providing us with ongoing stability in our operations. Over time, we plan to continue to allocate capital to our FORCE® electric equipment, given its strong demand and commercial leverage. However, prior to committing to additional FORCE® equipment orders, we require greater visibility into customer demand and growth, especially in the current challenging market environment, to ensure these investments are both strategically justified and aligned with expected returns. Additionally, in 2026, as part of our completions capex program, which Caleb will discuss in greater detail, we plan to allocate targeted capital to refurbish a portion of our existing Tier IV DGB fleet, make investments in fleet automation technology, as well as measured investments in direct drive gas frac units. These direct drive gas frac units are highly complementary to our current frac asset base, and their integration is anticipated to partially offset future capital requirements for investments and refurbishments in our conventional frac fleet. These new investments, specifically in fleet automation technology and direct drive units, will reinforce our position as a premier completions provider in the Permian Basin and support our broader goal of further industrializing our business. Importantly, given the current challenging Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 2 EXHIBIT 99.3

market dynamics, we remain disciplined in our capital deployment — investing only when there is clear visibility into high returns and strong customer endorsement, principles that are embedded in our way of doing business. Additionally, 2025 was an exciting year for PROPWR where we made significant progress as we capitalized on robust customer demand to not only launch the business, but to bring our total committed capacity to now approximately 240 megawatts and deploy our first assets to the field. This contracted total includes recent contract wins supporting production operations for Permian E&P customers, secured since our last update in December. Additionally, as announced in December, we placed orders for an additional 190 megawatts of equipment, increasing our total delivered or on-order capacity to approximately 550 megawatts. With this order, PROPWR’s equipment portfolio is split approximately 70% and 30% between high- efficiency natural gas reciprocating engine generators and low emissions modular turbines, respectively. PROPWR anticipates all units will be delivered by year-end 2027, with contracts expected to be secured ahead of delivery. PROPWR’s expected total cost per megawatt for the approximately 550 megawatts ordered to date averages approximately $1.1 million, including balance of plant. We are confident in the business’s future growth capabilities and expect to secure additional contracts throughout 2026 due to our flexible asset base, ability to rapidly respond to evolving customer demands, and quality execution. Furthermore, we would like to reaffirm our five-year growth outlook for PROPWR, as communicated last quarter. We are positioned to deliver at least 750 megawatts by year-end 2028 and one gigawatt or more by year-end 2030. Our standing in the supply chain not only enables us to meet these milestones, but also provides us the ability to scale beyond these targets if the right opportunities present themselves. Moreover, we are seeing a growing number of inquiries from potential data center and industrial clients. Over time, we anticipate these opportunities will occupy a higher share of our overall capacity, driven by both their larger load needs and longer-term strategic commitments. These evolving market dynamics, coupled with our strategic partnerships and operational excellence, uniquely position us to capitalize on large-scale, long-term demand and drive sustained value for our clients and stakeholders. These growth targets reflect the significant opportunity we see in the market for reliable, low-emission power generation solutions. PROPWR’s momentum is tangible and we’re excited to continue our efforts to expand our reach and drive long-term growth. In terms of capital to fund our PROPWR strategy, our approach remains deliberate and balanced. Resilient free cash flow generated from our completions business continues to serve as the company’s preferred capital source. This strong foundation will be further enhanced by contributions from our power business, especially as we exit 2026 and have deployed on multiple projects. Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 3 EXHIBIT 99.3

Moreover, our recent equity offering provided approximately $163 million in cash net of fees, strengthening the Company’s balance sheet and reducing ProPetro’s near-term reliance on debt. In addition to the equity offering, our strong balance sheet is bolstered by our refreshed capital structure, which includes our recently expanded $157 million financing facility at a favorable cost of capital and on flexible terms with Caterpillar Financial Services Corporation, along with a $350 million lease financing facility secured in December with Stonebriar Commercial Finance that we will utilize on an as needed basis. These sources of capital are key to ensuring we have the financial flexibility to take advantage of the exciting opportunities ahead for PROPWR, and across our entire business. Caleb will discuss our financial results in more detail, but as we previewed in our December update, we expected a very strong finish to 2025 — and that is exactly what we delivered in the fourth quarter. Revenue remained resilient, holiday impacts were less pronounced than in prior years and the decisive cost-structure actions we took during the third and fourth quarter helped support margin performance. Pricing remained stable throughout the quarter, and we continue to stay disciplined on that front. As we’ve said before, we will not run fleets at sub-economic levels, as preserving fleet quality remains essential to ensuring readiness for rapid deployment when market conditions improve. Importantly, ProPetro’s hallmarks of operational excellence and efficiency continue to prevail as evidenced by our ongoing cost control actions. As we look ahead, the near-term outlook remains uncertain and headwinds appear likely to persist through 2026. That said, we like what we are seeing currently in our active fleets, and we expect approximately 11 active frac fleets in the first quarter, although winter weather in late January did have a significant impact on our activity, which we expect will meaningfully affect first quarter profitability. Furthermore, as I mentioned, we are reaffirming our five-year growth outlook for PROPWR, and we expect the first half of 2026 to focus on derisking deployments and establishing a strong operational foundation, positioning our company for sustainable long-term growth. By the second half of 2026, we expect PROPWR to begin contributing meaningful earnings. Before I turn the call over to Caleb, I want to reiterate the fundamental strength of ProPetro. Our differentiators are clear. We have a strong balance sheet, first-class customers, a refreshed next-generation asset base, strong free cash flow generation in our completions business and PROPWR as a key growth engine that will drive our earnings profile. Most importantly, we have a first-class team that continues to execute at a very high level, ensuring that we can continue operating safely, efficiently and productively while enhancing our ability to capitalize on the opportunities ahead. Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 4 EXHIBIT 99.3

With that, I’ll turn the call over to Caleb. Caleb Weatherl - Chief Financial Officer: Thanks, Sam and good morning, everyone. As Sam mentioned, ProPetro’s performance in the fourth quarter and throughout 2025 showcased the results of our strategy at work. Through disciplined cost control efforts and continued industrialization of our operations, we delivered resilient margins and strong free cash flow from our completions business despite a challenging market environment. We also advanced PROPWR meaningfully through new contracts, strategic equipment orders, and flexible financing arrangements, positioning it as a growing contributor to future earnings. During the fourth quarter, ProPetro generated total revenue of $290 million, a decrease of 1%, as compared to the third quarter. Net income totaled $1 million, or $0.01 income per diluted share, compared to net loss of $2 million, or $0.02 loss per diluted share, for the third quarter of 2025. Adjusted EBITDA totaled $51 million, was 18% of revenue and increased 45% compared to the third quarter. This includes the lease expense related to our electric fleets of $17 million. Net cash provided by operating activities and net cash used in investing activities as shown on the statement of cash flows, were $81 million and $39 million, respectively. Free cash flow for our completions business was $98 million, supported by strong EBITDA performance and reduced completions capex. Additionally, free cash flow was further bolstered by working capital tailwinds, which contributed an additional $28 million in cash. Moreover, we also generated $14 million from select asset sales and received $11 million from the note receivable related to the sale of our Vernal, Utah cementing operation, completed in the fourth quarter of 2024. As Sam mentioned, our legacy completions business continues to generate sustainable free cash flow, demonstrating what we have consistently communicated over the past several years: even in today’s challenging market environment, our performance has remained steady and reliable. During the fourth quarter, capital expenditures paid were $64 million and capital expenditures incurred were $71 million, including approximately $12 million primarily supporting maintenance in the Company's completions business and approximately $59 million supporting its PROPWR orders. During the quarter, some of the PROPWR spending was accelerated, as our supply chain partners have consistently delivered equipment efficiently and on time or ahead of schedule. Notably, the difference between incurred and paid capital expenditures is primarily comprised of PROPWR-related capital expenditures that have been financed and Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 5 EXHIBIT 99.3

paid directly by the financing partner and unpaid capital expenditures included in accounts payable and accrued liabilities. We will continue to evaluate the market and scale capex as activity demands. We currently anticipate full-year 2026 capital expenditures to be between $390 million and $435 million. Of this amount, the Completions business is expected to account for $140 million to $160 million, including $40 million to $50 million related to lease buyouts for a portion of the Company’s FORCE® electric fleet portfolio. As a reminder, our five FORCE® electric fleet leases were secured with an initial three-year term and include options to either buy out or extend the leases at the end of that period. The intent behind these leases was to defer upfront capital expenditures while securing the equipment at an attractive cost of capital, supported by the contracted earnings from the FORCE® electric fleets. This strategy proved successful, enabling us to rapidly transform our fleet and still generate accretive cash flow. The upcoming lease buyouts reflect the completion of a deliberate and strategic capital allocation decision. By exercising these options, we will take full ownership of the FORCE® fleets. Each buyout will immediately reduce our lease expense, currently reflected in operating expenses, and strengthen our commercial flexibility. We expect to buy out all five fleets, with buyouts anticipated to begin in late 2026 and through 2028. As Sam mentioned, the Completions business guidance range also includes capital reserved for refurbishing a portion of the existing Tier IV DGB fleet, investments in fleet automation technology, as well as measured investments in direct drive gas frac units. Additionally, the Company expects to incur approximately $250 million to $275 million in 2026 for its PROPWR business. This range allows for additional equipment orders and associated down payments. The outlook is based on the current 550 megawatts of PROPWR equipment on order, as well as plans to reach at least 750 megawatts delivered by year-end 2028. While these PROPWR capital expenditure estimates reflect the total cost of the equipment, they do not account for the impact of financing arrangements, which are expected to reduce near-term actual cash outflows or cash capex required from the Company. Cash and liquidity continue to remain healthy. As of December 31, 2025, total cash was $91 million and borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the fourth quarter of 2025 was $205 million including cash and $114 million of available capacity under the ABL Credit Facility. Notably, as of January 31, 2026, total cash was $236 million and borrowings under the ABL Credit Facility were $45 million. Total liquidity as of January 31, 2026 was $325 million including cash and $89 million of available capacity under the ABL Credit Facility. The increase from year end is primarily due to the approximately $163 million in net proceeds the Company received through the equity offering we completed in January. Lastly, and as I mentioned last quarter, we’ll continue to take a disciplined approach to deploying capital. This commitment ensures ProPetro remains well-positioned to fund the Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 6 EXHIBIT 99.3

strategic growth of our PROPWR business while maintaining a strong financial foundation. Resilient free cash flow generated by our completions business, complemented by future contributions from our power segment, serves as the preferred source of capital for these initiatives. In addition to internally generated free cash flow, we maintain access to flexible financing facilities with favorable terms, which we will utilize diligently and only as needed to preserve financial flexibility and low near-term leverage. Most recently, our equity offering has further strengthened the balance sheet, increasing liquidity and ultimately reducing our reliance on debt to advance PROPWR. With these resources and actions in place, we are equipped to seize the exciting opportunities ahead for PROPWR and across our entire business, while continuing to drive long-term value for our stakeholders. Sam, back over to you. Sam Sledge - Chief Executive Officer: Thank you, Caleb. As we wrap up today's call, I want to address the significant interest we've received from various stakeholders regarding what differentiates PROPWR in the power market, how the business has positively progressed since its launch in late 2024, and how we foresee its evolution in the future. Some of this will be restating what you have already heard from me earlier in the call. Since launching the business, PROPWR has demonstrated a unique execution strategy. A key differentiator in our strategy is our belief that there is meaningful value in acting now — deploying assets into the market, capturing market share, and then extending and expanding with both existing partners and those in our pipeline. Rather than waiting for the “perfect” contract, our speed-to-market advantage and confidence in operational execution enabled us to build momentum and secure meaningful contracts over the past year. Market dynamics have also evolved and continue to evolve in our favor. Demand for power has accelerated in the Permian, across the U.S., and globally. Since PROPWR’s launch, there has been a further awakening to the scarcity of reliable power, and the data center and AI boom only amplify this issue. This has led to increasing demand for PROPWR within this arena. Our first data center contract, announced last October, was a pivotal moment. It signaled our ability to participate in this arena and outside the Permian Basin, where we expect to grow in both deployed megawatts and contract duration over time. In the oilfield sector, we recognized early the emerging bottlenecks around power availability. Our foundation in the Permian positions us uniquely to solve these challenges for E&P Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 7 EXHIBIT 99.3

customers — many of whom already know and trust ProPetro based on the proven performance of our legacy business lines. We believe that no competitor matches our support infrastructure, logistic capabilities, supply chain expertise, and operational experience with heavy machinery and large-scale in-field assets. Accordingly, demand remains strong for PROPWR in the oil and gas sector. This part of our commercial pipeline has also gained significant momentum, as customers increasingly realize the cost savings of replacing inefficient power setups with efficient in-field distributed microgrids that PROPWR can offer. Moreover, as production matures and well inventory complexity increases, more power is going to be needed to maintain and especially increase production from today's levels, placing additional stress on the already overburdened and in some places nonexistent Permian power grid. Given these dynamics, we anticipate continued growth in oil and gas power demand, which will remain a core opportunity alongside data center and other industrial infrastructure projects. This diversification strengthens our position and underpins our confidence in our growth expectations. Looking ahead, we will continue to strategically deploy assets where we generate the highest returns — a direct function of maximizing free cash flow while balancing the length of contract terms. As I already mentioned, our pipeline today suggests increasing opportunities in larger, more substantial projects across the data center and industrial sectors, while maintaining a meaningful presence in oil and gas. We are excited for what lies ahead, and we continue to grow, innovate, and lead in the evolving power market. Lastly, it’s clear that we’ve built ProPetro into a resilient company capable of generating cash through cycles while investing in higher-return growth. We proved in 2025 that we can respond proactively and decisively to the market, and 2026 will be a year focused on executing across PROPWR and continuing to strengthen our core completions business. I am grateful for our team and how they navigated 2025 with urgency, discipline and ownership. Their work positions us exceptionally well for the opportunities ahead. We remain confident in our strategy and in the future of ProPetro. With that operator, we will now open the call for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 8 EXHIBIT 99.3

End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated growth prospects of PROPWR, including the demand for its services, types of customers and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the PROPWR business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, the Russia-Ukraine war, and recent events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 9 EXHIBIT 99.3

described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Fourth Quarter 2025 Earnings Call Scripted Remarks February 18, 2026, 8:00 am CT 10 EXHIBIT 99.3